UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2025

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1)Appointment of director

On February 20, 2025, the board of directors (“Board”) of Ecolab Inc., a Delaware corporation (“Company”), appointed Michel Doukeris as a member of the Board. The Board expects to appoint Mr. Doukeris to one or more of its committees, with such committee assignment(s) to be determined at a later date.

Mr. Doukeris is the Chief Executive Officer of Anheuser-Busch InBev SA/NV (“AB InBev”) since July 2021. Mr. Doukeris joined AB InBev in 1996 and held a number of commercial operations roles in Latin America before moving to Asia where he led AB InBev’s China and Asia Pacific operations for seven years. In 2016 he moved to the U.S. to assume the position of global Chief Sales Officer. Prior to his appointment as CEO, Mr. Doukeris led Anheuser-Busch and the North American business since January 2018.

Following the effective date of his appointment, Mr. Doukeris will be entitled to participate in the Company’s regular director compensation arrangements.

There were no arrangements or understandings between Mr. Doukeris and any other person pursuant to which he was elected as a director, and there is no transaction between Mr. Doukeris (and his immediate family) and the Company that requires disclosure in accordance with Item 404(a) of Regulation S-K.

A copy of the News Release issued by the Company in connection with this report under Item 5.02 is attached as Exhibit (99.1).

(2)Director not standing for re-election

On February 18, 2025, director Arthur J. Higgins informed the Board that he would not stand for re-election at the Company's annual meeting to be held on May 8, 2025. Mr. Higgins’ decision not to stand for re-election was not the result of any disagreement with the Company. Mr. Higgins has been a valued colleague of the Board, and the Board would like to thank him for his many years of service.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description	Method of Filing

(99.1)	Ecolab Inc. News Release dated February 20, 2025.	Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: February 20, 2025	By:	/s/ Youhao Dong
Youhao Dong
Assistant Secretary

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